Exhibit 99.1

eGain Announces Fourth Quarter and Fiscal Year 2025 Financial Results and $20 Million Stock Repurchase Program Expansion

Sunnyvale, CA (September 4, 2025) – eGain (Nasdaq: EGAN), the AI knowledge management platform for service, today announced financial results for its fiscal 2025 fourth quarter and full fiscal year ended June 30, 2025.

“We are pleased to close fiscal 2025 with solid bookings and strong profitability,” said Ashu Roy, eGain’s CEO. “With one of our largest deals ever signed this quarter and healthy demand in the pipeline, we are well-positioned to capture the compelling opportunity in AI CX automation powered by trusted knowledge.”

Fiscal 2025 Fourth Quarter Financial Highlights

●	Total revenue was $23.2 million, up 11% sequentially and 3% year over year.
●	GAAP net income was $30.9 million, or $1.13 per share on a basic basis and $1.11 per share on a diluted basis, compared to GAAP net income of $1.5 million, or $0.05 per share on a basic and diluted basis, in Q4 2024. This includes the impact of a tax benefit of approximately $29.0 million from the release of a majority of the company’s valuation allowance in Q4 2025.
●	Adjusted EBITDA was $4.5 million, a 19% margin, compared to $2.4 million, an 11% margin in Q4 2024.
●	Total shares repurchased were approximately 630,000 at an average price of $5.97 per share, totaling $3.8 million.

Fiscal 2025 Full Year Financial Highlights

●	Total revenue was $88.4 million, down 5% year over year.
●	GAAP net income was $32.3 million, or $1.15 per share on a basic basis and $1.13 per share on a diluted basis, compared to GAAP net income of $7.8 million, or $0.25 per share on a basic and diluted basis. This includes the impact of a tax benefit of approximately $29.0 million from the release of a majority of the company’s valuation allowance in fiscal 2025.
●	Adjusted EBITDA was $8.6 million, a 10% margin, compared to $11.2 million, a 12% margin in fiscal 2024.
●	Cash provided by operations for fiscal 2025 was $5.3 million, or an operating cash flow margin of 6%.
●	Total cash and cash equivalents as of June 30, 2025 were $62.9 million, compared to $70.0 million as of June 30, 2024.
●	Total shares repurchased were approximately 2,616,000 at an average price of $6.03 per share, totaling $15.8 million.

Fiscal 2026 First Quarter and Fiscal 2026 Financial Guidance

For the first quarter of fiscal 2026 ending September 30, 2025, eGain expects:

●	Total revenue of between $23.0 million to $23.5 million.
●	GAAP net income of $900,000 to $1.6 million, or $0.03 to $0.06 per share.
o	Includes stock-based compensation expense of approximately $800,000.
o	Includes warrant expense of approximately $1.4 million.
●	Non-GAAP net income of $3.1 million to $3.8 million, or $0.11 to $0.14 per share.
●	Adjusted EBITDA of $3.7 million to $4.4 million, or margin of 16% to 19%.

For the fiscal 2026 full year ending June 30, 2026, eGain expects:

●	Total revenue of between $90.5 million to $92.0 million.
●	GAAP net income of $3.5 million to $5.0 million, or $0.13 to $0.18 per share.
o	Includes stock-based compensation expense of approximately $3.4 million.

o	Includes warrant expense of approximately $1.4 million.
●	Non-GAAP net income of $8.3 million to $9.8 million, or $0.30 to $0.36 per share.
●	Adjusted EBITDA of $10.4 million to $11.9 million, or margin of 11% to 13%.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 27.5 million for each of the first quarter of fiscal 2026 and for the full fiscal year 2026.

Stock Repurchase Program

eGain also announced today that its Board of Directors approved a $20 million increase in its stock repurchase program, bringing the aggregate amount eGain may purchase from $40 million to $60 million of its outstanding common stock. The stock repurchase program will be funded using existing cash or future cash flows.

“Our strong balance sheet allows us to focus on driving long-term shareholder value. This increased authorization underscores our belief that our shares are undervalued and demonstrates our confidence in the AI knowledge market opportunity,” said Ashu Roy, eGain’s CEO.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to eGain’s operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, stock-based compensation expense, interest income, net, provision for income taxes, benefit from income taxes related to the release of valuation allowance, other expense, net and severance and related charges. Non-GAAP net income measure is adjusted for benefit from income taxes related to the release of valuation allowance and stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our benefit from (provision for) income taxes and believes the change in our benefit from (provision for) income taxes would be substantial due to these non-GAAP adjustments including the release of the full valuation allowance for all U.S. deferred tax assets except California net operating losses and research and development credits. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s projected non-GAAP net income for future periods, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation to eGain’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2025 fourth quarter and full year results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 2639200.

About eGain

eGain AI Knowledge Hub helps businesses improve experience and reduce cost by delivering trusted, consumable answers. Visit www.eGain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the first quarter of fiscal 2026 and fiscal 2026 full year ending June 30, 2026; our focus; demand for our products and market opportunity; our sales pipeline; and our belief that our shares are undervalued. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the first quarter of fiscal 2026 and fiscal 2026 full year ending June 30, 2026. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; the pace of technological advancements in generative AI and the adaptability of our services to incorporate these advancements; market demand for AI-enabled solutions; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third-party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2024 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

Investor Relations

Todd Kehrli or Jim Byers

PondelWilkinson, Inc.

tkehrli@pondel.com

jbyers@pondel.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	June 30,	June 30,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$62,909	$70,003
Restricted cash	8	8
Accounts receivable, less provision for credit losses of $7 and $59 as of June 30, 2025 and 2024, respectively	32,775	31,731
Costs capitalized to obtain revenue contracts, net	1,148	1,272
Prepaid expenses	2,841	2,915
Other current assets	886	1,195
Total current assets	100,567	107,124
Property and equipment, net	670	441
Operating lease right-of-use assets	3,530	3,811
Costs capitalized to obtain revenue contracts, net of current portion	1,460	1,779
Goodwill	13,186	13,186
Other assets, net	28,592	1,511
Total assets	$148,005	$127,852

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,596	$2,725
Accrued compensation	6,749	7,642
Accrued liabilities	2,821	5,078
Operating lease liabilities	1,220	1,179
Deferred revenue	48,765	45,989
Total current liabilities	62,151	62,613
Deferred revenue, net of current portion	1,766	3,280
Operating lease liabilities, net of current portion	2,449	2,592
Other long-term liabilities	908	871
Total liabilities	67,274	69,356
Stockholders’ equity:
Common stock, $0.001 par value per share – authorized: 60,000 shares; issued: 33,237 and 32,698 shares; outstanding: 27,083 and 29,160 shares as of June 30, 2025 and 2024, respectively.	33	33
Additional paid-in capital	411,253	407,416
Treasury stock, at cost: 6,154 and 3,538 common shares as of June 30, 2025 and 2024, respectively.	(38,812)	(23,031)
Notes receivable from stockholders	—	(21)
Accumulated other comprehensive loss	(336)	(2,240)
Accumulated deficit	(291,407)	(323,661)
Total stockholders’ equity	80,731	58,496
Total liabilities and stockholders’ equity	$148,005	$127,852

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2025	2024	2025	2024
Revenue:
SaaS	$21,691	$20,439	$81,921	$85,082
Professional services	1,543	2,023	6,510	7,721
Total revenue	23,234	22,462	88,431	92,803
Cost of revenue:
Cost of SaaS	4,233	4,871	17,975	19,514
Cost of professional services	2,121	2,035	8,448	8,078
Total cost of revenue	6,354	6,906	26,423	27,592
Gross profit	16,880	15,556	62,008	65,211
Operating expenses:
Research and development	6,961	6,679	29,604	26,626
Sales and marketing	4,641	5,214	19,356	22,115
General and administrative	2,031	2,471	8,615	10,499
Total operating expenses	13,633	14,364	57,575	59,240
Income from operations	3,247	1,192	4,433	5,971
Interest income, net	440	865	2,469	3,798
Other expense, net	(390)	(38)	(1,265)	(51)
Income before income tax benefit (provision)	3,297	2,019	5,637	9,718
Benefit from (provision for) income taxes	27,568	(513)	26,617	(1,938)
Net income	$30,865	$1,506	$32,254	$7,780

Per share information:
Earnings per share:
Basic	$1.13	$0.05	$1.15	$0.25
Diluted	$1.11	$0.05	$1.13	$0.25
Weighted-average shares used in computation:
Basic	27,324	29,724	28,161	30,840
Diluted	27,750	30,302	28,650	31,468

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$186	$313	$865	$1,237
Research and development	117	329	640	1,424
Sales and marketing	75	169	352	645
General and administrative	118	205	592	1,223
Total stock-based compensation	$496	$1,016	$2,449	$4,529

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2025	2024	2025	2024
Income from operations	$3,247	$1,192	$4,433	$5,971
Add:
Stock-based compensation	496	1,016	2,449	4,529
Non-GAAP income from operations	$3,743	$2,208	$6,882	$10,500

	Three Months Ended		Year Ended
	June 30,		June 30,
	2025	2024	2025	2024
Net income	$30,865	$1,506	$32,254	$7,780
Add:
Depreciation and amortization	77	91	340	387
Stock-based compensation expense	496	1,016	2,449	4,529
Interest income, net	(440)	(865)	(2,469)	(3,798)
Provision for income taxes	1,396	513	2,347	1,938
Benefit from income taxes related to the release of valuation allowance	(28,964)	—	(28,964)	—
Other expense, net	390	38	1,265	51
Severance and related charges	648	104	1,407	351
Adjusted EBITDA	$4,468	$2,403	$8,629	$11,238

	Three Months Ended		Year Ended
	June 30,		June 30,
	2025	2024	2025	2024
Net income	$30,865	$1,506	$32,254	$7,780
Add:
Benefit from income taxes related to the release of valuation allowance	(28,964)	—	(28,964)	—
Stock-based compensation	496	1,016	2,449	4,529
Non-GAAP net income	$2,397	$2,522	$5,739	$12,309
Per share information:
Non-GAAP earnings per share:
Basic	$0.09	$0.08	$0.20	$0.40
Diluted	$0.09	$0.08	$0.20	$0.39
Weighted-average shares used in computation:
Basic	27,324	29,724	28,161	30,840
Diluted	27,750	30,302	28,650	31,468

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2025	2024
Revenue:
GAAP SaaS	$21,691	$20,439	6%	5%
GAAP professional services	1,543	2,023	(24%)	(25%)
Total GAAP revenue	$23,234	$22,462	3%	2%

Cost of Revenue:
GAAP SaaS	$4,233	$4,871
Non-GAAP SaaS	$4,233	$4,871

GAAP professional services	$2,121	$2,035
Add back:
Stock-based compensation	(186)	(313)
Non-GAAP professional services	$1,935	$1,722

GAAP total cost of revenue	$6,354	$6,906
Add back:
Stock-based compensation	(186)	(313)
Non-GAAP total cost of revenue	$6,168	$6,593	(6%)	(7%)

Gross Profit:
Non-GAAP SaaS	$17,458	$15,568
Non-GAAP professional services	(392)	301
Non-GAAP gross profit	$17,066	$15,869	8%	6%

Operating expenses:
GAAP research and development	$6,961	$6,679
Add back:
Stock-based compensation expense	(117)	(329)
Non-GAAP research and development	$6,844	$6,350	8%	7%

GAAP sales and marketing	$4,641	$5,214
Add back:
Stock-based compensation expense	(75)	(169)
Non-GAAP sales and marketing	$4,566	$5,045	(9%)	(11%)

GAAP general and administrative	$2,031	$2,471
Add back:
Stock-based compensation expense	(118)	(205)
Non-GAAP general and administrative	$1,913	$2,266	(16%)	(17%)

GAAP operating expenses	$13,633	$14,364
Add back:
Stock-based compensation expense	(310)	(703)
Non-GAAP operating expenses	$13,323	$13,661	(2%)	(3%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Year Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2025	2024
Revenue:
GAAP SaaS	$81,921	$85,082	(4%)	(4%)
GAAP professional services	6,510	7,721	(16%)	(16%)
Total GAAP revenue	$88,431	$92,803	(5%)	(5%)

Cost of Revenue:
GAAP SaaS	$17,975	$19,514
Non-GAAP SaaS	$17,975	$19,514

GAAP professional services	$8,448	$8,078
Add back:
Stock-based compensation	(865)	(1,237)
Non-GAAP professional services	$7,583	$6,841

GAAP total cost of revenue	$26,423	$27,592
Add back:
Stock-based compensation	(865)	(1,237)
Non-GAAP total cost of revenue	$25,558	$26,355	(3%)	(3%)

Gross Profit:
Non-GAAP SaaS	$63,946	$65,568
Non-GAAP professional services	(1,073)	880
Non-GAAP gross profit	$62,873	$66,448	(5%)	(6%)

Operating expenses:
GAAP research and development	$29,604	$26,626
Add back:
Stock-based compensation expense	(640)	(1,424)
Non-GAAP research and development	$28,964	$25,202	15%	15%

GAAP sales and marketing	$19,356	$22,115
Add back:
Stock-based compensation expense	(352)	(645)
Non-GAAP sales and marketing	$19,004	$21,470	(11%)	(12%)

GAAP general and administrative	$8,615	$10,499
Add back:
Stock-based compensation expense	(592)	(1,223)
Non-GAAP general and administrative	$8,023	$9,276	(14%)	(14%)

GAAP operating expenses	$57,575	$59,240
Add back:
Stock-based compensation expense	(1,584)	(3,292)
Non-GAAP operating expenses	$55,991	$55,948	0%	0%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.